Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
03061ngz6
161581de0
35242rax2
Issuer
AMERICREDIT AUTOMOBILE
RECEIVABLES
CHASE MANHATTAN AUTO OWNER
TRUST
FRANKLIN AUTO TRUST
Underwriters
JP Morgan, BancOne, CSFB, DBSI, Wachovia
JP Morgan, Bear Stearns, Lehman, Loop
Capital
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMCAR 2.87%, 2/7/2011
CMAOT 2.94%, 6/15/2010
FRNK 2.27%, 5/20/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan, CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/28/2004
12/16/2003
6/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 165,000,000
 $                                                 243,000,000
 $                                                 110,500,000
Total
 $                                                 165,000,000
 $                                                 243,000,000
 $                                                 110,500,000
Public offering price
 $                                                           99.98
 $                                                           99.97
 $                                                           99.98
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.23%
0.31%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
2.87%
2.94%
2.27%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
5,625,000
 $
5,623,842
3.41%
0.94%
0.96%
3/31/2004
SVS I Balanced Portfolio
Boston
530,000
 $                   529,891
0.32%
0.94%
1.06%
3/31/2004
Total

6,155,000
 $
6,153,733
3.73%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
10138MAE5
2094142
191219bk9
Issuer
BOTTLING GROUP LLC
DIAGEO CAPITAL PLC
COCA-COLA ENTERPRISES
Underwriters
BofA, JPM, LEH, CITI, CSFB, DBSI, Williams
Capital
JPM, MS, BofA, BNP, CSFB, GS, ML, UBS
BofA, SSB, CIBC, GS, HSBC, JPM, Sun Trust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PBG 2.45%, 10/16/2006
DIAG 3.5%, 11/19/2007
CCE 5.25%, 5/15/2007
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/2/2003
11/2/2002
4/22/2002
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     500,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Total
 $                                                     500,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Public offering price
 $                                                             100.00
 $                                                               99.79
 $                                                               99.46
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.35%
0.60%
Rating
A3/A-
A2/A
A2/A
Current yield
2.45%
3.51%
5.28%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Short Term Bond Fund
Boston
 $                  1,500,000
 $                  1,500,000
0.30%
-0.44%
0.16%
12/31/2003
Total

 $                  1,500,000
 $                  1,500,000
0.30%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359MTN3
31359MRF2
3136F3KD7
Issuer
FANNIE MAE
FANNIE MAE
FANNIE MAE
Underwriters
GS, LEH, UBS, BS CITI, CSFB, DBSI, FTN Finl,
HSBC, JPM ML, MS, Williams Capital
CSFB, UBS
CSFB, UBS US Bancorp, Piper Jaffray
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 2.625%, 11/15/2066
FNMA 2.5%, 3/24/2006
NFNMA 2.38%, 4/7/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2003
3/18/2003
3/31/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                  4,000,000,000
 $                                                     500,000,000
 $                                                     300,000,000
Total
 $                                                  4,000,000,000
 $                                                     500,000,000
 $                                                     300,000,000
Public offering price
 $                                                               99.75
 $                                                               99.95
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.15%
0.15%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
2.63%
2.50%
2.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Short Term Bond Fund
Boston
 $                  7,920,000
 $                  7,900,042
0.20%
0.46%
0.54%
12/31/2003
Chicago Funds







Scudder Intermediate Government
Trust
Chicago
 $                  5,650,000
 $                  5,635,762
0.14%
0.46%
1.36%
12/31/2003
Total

 $
13,570,000
 $
13,535,804
0.34%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
377373aa3
717081ak9
717081ar4
Issuer
GLAXOSMITHKLINE CAP PLC
PFIZER INC
PFIZER INC
Underwriters
Citigroup, JP Morgan, Lehman, CSFB, DBSI,
ABN, HSBC
CSFB, JP Morgan, Morgan Stanley
CSFB, JP Morgan, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GSK 2.375%, 4/16/2007
PFE 2.5%, 3/15/2007
PFE 4.5%, 2/15/2014
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2004
1/27/2004
1/27/2004
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 500,000,000
 $                                                 700,000,000
 $                                                 750,000,000
Total
 $                                                 500,000,000
 $                                                 700,000,000
 $                                                 750,000,000
Public offering price
 $                                                           99.94
 $                                                           99.90
 $                                                           99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.21%
0.30%
Rating
Aa2/AA
Aaa/AAA
Aaa/AAA
Current yield
2.38%
2.50%
4.51%
Benchmark vs Spread (basis points)
0bp
0bp
0bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
500,000
 $                   499,720
0.10%
-0.67%
0.20%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
1,960,000
 $
1,958,902
0.39%
-0.67%
0.15%
3/31/2004
Total

2,460,000
 $
2,458,622
0.49%